SEI / PROSPECTUS

ADVISER MANAGED TRUST

About This Prospectus

FUND SUMMARIES
TACTICAL OFFENSIVE EQUITY FUND	1
TACTICAL OFFENSIVE FIXED INCOME FUND	8
Purchase and Sale of Fund Shares	17
Tax Information	17
Payments to Broker-Dealers and Other Financial Intermediaries	17
MORE INFORMATION ABOUT INVESTMENTS	17
MORE INFORMATION ABOUT RISKS	18
Risk Information Common to the Funds	18
More Information About Principal Risks	19
MORE INFORMATION ABOUT THE FUNDS' BENCHMARK INDEXES	30
INVESTMENT ADVISER	31
Information About Fee Waivers	34
Sub-Adviser and Portfolio Managers	35
PURCHASING, EXCHANGING AND SELLING FUND SHARES	38
HOW TO PURCHASE FUND SHARES	38
Pricing of Fund Shares	39
Frequent Purchases and Redemptions of Fund Shares	41
Foreign Investors	41
Customer Identification and Verification and Anti-Money Laundering Program	42
HOW TO EXCHANGE YOUR FUND SHARES	42
HOW TO SELL YOUR FUND SHARES	43
Receiving Your Money	43
Methods Used to Meet Redemption Obligations	44
Suspension of Your Right to Sell Your Shares	44
Telephone Transactions	44
Unclaimed Property	44
DISTRIBUTION OF FUND SHARES	44
SERVICE OF FUND SHARES	45
DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	45
DIVIDENDS, DISTRIBUTIONS AND TAXES	45
Dividends and Distributions	45
Taxes	45
Additional Information	48
FINANCIAL HIGHLIGHTS	49
HOW TO OBTAIN MORE INFORMATION ABOUT ADVISER MANAGED TRUST	Back Cover

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TACTICAL OFFENSIVE EQUITY FUND

Fund Summary

Investment Goal

Capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES#

(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%
Distribution (12b-1) Fees	None
Other Expenses	0.49%
Total Annual Fund Operating Expenses	0.69%

# The Fund is an integral part of the Financial Adviser's Adviser Managed Strategy, as discussed further below. As a result, shareholders in the Fund may also pay a fee to the Financial Adviser for participating in the Adviser Managed Strategy, and such fee is not reflected in this fee table or the Example numbers below. You should consult with the Financial Adviser regarding the fees charged for participating in the Adviser Managed Strategy.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Tactical Offensive Equity Fund	$70	$221	$384	$859

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 148% of the average value of its portfolio.

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Principal Investment Strategies

Adviser Managed Strategy Component

Only persons who are clients of the Financial Adviser (as defined below) and who participate in the Adviser Managed Strategy should invest in the Fund. The Fund may not be purchased by any other investor. The Fund is designed to be a component of a broader strategy employed by a third party investment manager (Financial Adviser) for the benefit of its clients. The Financial Adviser seeks to take advantage of broad market changes by tactically shifting its clients' assets among the Fund, the Tactical Offensive Fixed Income Fund and a money market fund affiliated with the Fund, depending on the Financial Adviser's evaluation of current market conditions (Adviser Managed Strategy). The Financial Adviser is not the adviser to the Fund and is not affiliated with SEI Investments Management Corporation (SIMC), the adviser to the Fund. The Adviser Managed Strategy is based on models developed by the Financial Adviser and is not subject to the oversight of or input from SIMC.

When the Financial Adviser determines to reallocate its clients' assets to one or more of the other funds that compose the Adviser Managed Strategy, the Financial Adviser may request the redemption of a substantial portion of or all of the shares for which the Financial Adviser exercises investment discretion. In such an instance, the Financial Adviser's redemption request will cause the Fund to liquidate a substantial portion of or substantially all of its assets in order to fulfill the redemption request. If the Financial Adviser redeems all of the shares for which it exercises investment discretion, the Fund will no longer be an active component of the Adviser Managed Strategy. When the Fund is not an active component of the Adviser Managed Strategy, the Fund may invest up to 100% of its remaining assets in exchange-traded funds (ETFs) that are designed to track the performance of the broad U.S. equity market. The Fund could be invested in these types of investments for extended periods of time. At such times, SIMC will manage the assets of the Fund. SIMC, the Financial Adviser or one or more of their affiliates will be the only investors in the Fund when the Fund is not an active component of the Adviser Managed Strategy. Due to this strategy, the Fund may buy and sell securities and other instruments frequently.

Investment Strategy

Under normal circumstances, and when the Fund is an active component of the Adviser Managed Strategy, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. and non-U.S. issuers of various market capitalizations and industries.

It is expected that the Fund will invest: (i) at least 50% of its assets in a portfolio of securities designed to track, before fees and expenses, the performance of one or more indexes that represent broad exposure to the U.S. equity market (U.S. Equity Index); (ii) up to 40% of its assets in a portfolio of securities designed to track, before fees and expenses, the performance of one or more indexes that represent broad exposure to equity securities of issuers located in developed market countries outside of the U.S. (Developed Foreign Market Equity Index); and (iii) up to 20% of its assets in a portfolio of securities designed to track, before fees and expenses, the performance of one or more indexes that represent broad exposure to equity securities of issuers located in emerging market countries (Emerging Market Equity Index). Although SIMC will actively determine the percentage of the Fund that will be allocated to each of the U.S. Equity, Developed Foreign Market Equity and Emerging Market Equity Indexes (each, an Index, and collectively, the Indexes), the assets allocated to each Index will be

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managed using a passive approach. SIMC may adjust the Fund's allocation of assets among the Indexes over time on the basis of its long-term capital market assumptions.

The Fund's investment performance will depend on SIMC's allocation decisions with respect to the Indexes, the Fund's tracking of the Indexes and the performance of the Indexes. The Fund's ability to track the performance of each Index will be affected by the size and timing of cash flows into and out of the Fund, changes in SIMC's allocation of assets among the Indexes, and the Fund's fees and expenses.

The Fund generally will attempt to invest in securities composing an Index in approximately the same proportions as they are represented in the Index. It may not be possible or practicable to purchase all of the securities composing an Index or to hold them in the same weightings as they are represented in the Index. In those cases, the Fund's sub-adviser (the Sub-Adviser) may employ a sampling or optimization technique to replicate the Index. In seeking to track the performance of each Index, the Fund may invest in the following securities, not all of which may be constituents of an Index: common stocks, preferred stocks, depositary receipts, rights, warrants, ETFs, real estate investment trusts (REITs), and futures contracts. The Fund may use ETFs or futures contracts in lieu of investing directly in the securities making up the Index to obtain exposure to the equity markets, including during high volume periods of activity in the Fund, and may invest in certain fixed income instruments, such as Treasury bills, to serve as margin or collateral for such futures positions.

The Sub-Adviser selects the Fund's securities under the general supervision of SIMC. The Sub-Adviser's passive investment strategy seeks to track an index return, and therefore differs from an "active" investment strategy where an investment manager buys and sells securities based on its own economic, financial, and market analysis. The market capitalization and composition of the Indexes are subject to change. SIMC or the Sub-Adviser may sell securities that are represented in an Index or purchase securities that are not represented in an Index, prior to or after their removal or addition to the Index.

When the Fund is not an active component of the Adviser Managed Strategy, SIMC will act as the sole manager to the Fund, and a sub-adviser will not be used.

Principal Risks

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole.

Adviser Managed Strategy Risk — The Fund is a component of a broader investment strategy employed by the Financial Adviser known as the Adviser Managed Strategy. Pursuant to the Adviser Managed Strategy, the Financial Adviser tactically shifts its clients' assets among the Fund, the Tactical Offensive Fixed Income Fund and a money market fund affiliated with the Fund. These asset shifts among the funds in the Adviser Managed Strategy (i.e., an exchange of shares of one fund for shares of another fund) will be a taxable event to an investor unless the investor is investing in the Fund through a tax-deferred arrangement. As part of the Adviser Managed Strategy, substantial portions or substantially all of the Fund's shares may be periodically sold and repurchased at the direction of the Financial Adviser. These large redemptions and repurchases will have significant effects on the management of the Fund and are expected to result in increased portfolio turnover (and related transaction costs), disruption of portfolio management strategies and the realization of significant taxable gains. Accordingly, if notified of an upcoming redemption request, the Fund may begin to liquidate substantial portions or

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substantially all of its assets prior to the submission of the redemption request in an effort to raise the necessary cash, and the Fund will not be invested pursuant to its investment strategy during such time. When the Fund is required to rapidly liquidate a substantial portion of its portfolio to satisfy a large redemption order placed as part of the Adviser Managed Strategy, the Fund may be forced to sell securities at below current market values or the Fund's selling activity may drive down the market value of securities being sold. The Fund may also be required to sell portfolio holdings at a time when the portfolio managers would otherwise not recommend doing so. For example, if the Fund were to experience a large redemption at a time of high market volatility or during a substantial market decline, the Fund would be forced to liquidate securities even though the portfolio managers may not otherwise choose to do so. When the Fund receives a large purchase order as a result of the Adviser Managed Strategy, the Fund may be required to rapidly purchase portfolio securities. This may cause the Fund to incur higher than normal transaction costs or may require the Fund to purchase portfolio securities at above current market values. Further, the Fund's purchasing activity may drive up the market value of securities being purchased or the Fund may be required to purchase portfolio securities at a time when the portfolio managers would not otherwise recommend doing so. When the Fund is not an active component of the Adviser Managed Strategy, the Fund may miss investment opportunities because the assets necessary to take advantage of such opportunities are tied up in other investments or have been allocated to another fund within the Adviser Managed Strategy.

Asset Allocation Risk — The risk that SIMC's decisions regarding allocation of the Fund's assets among Indexes will not anticipate market trends successfully.

Tracking Error Risk — The risk that the Fund's performance may vary substantially from the performance of the Indexes it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Fund's investments and the Indexes' components and other factors.

Investment Style Risk — The risk that the Fund's investment approach may underperform other segments of the equity markets or the equity markets as a whole.

Small and Medium Capitalization Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Exchange Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities.

Real Estate Investment Trust (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

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Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Currency Risk — As a result of the Fund's investments in securities denominated in and/or receiving revenues in foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Derivatives Risk — The Fund's use of futures contracts is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund's performance.

Leverage Risk — The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past seven calendar years and by showing how the Fund's average annual returns for 1 and 5 years, and since the Fund's inception, compare with those of broad measures of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

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Because of the Fund's unique manner of operation in following the Adviser Managed Strategy, the Fund's performance may not be comparable to the performance of other mutual funds that invest in similar securities. Prior to October 1, 2014, the Fund's investment approach was an "active" investment strategy where an investment manager would buy and sell securities based on its own economic, financial, and market analysis. On October 1, 2014, SIMC implemented a "passive" investment strategy which seeks to track an index return.

Best Quarter: 12.66% (3/31/12)
Worst Quarter: -13.18% (12/31/18)
The Fund's total return (pre-tax) from January 1, 2019 to September 30, 2019 was 16.85%.
* The Fund was not an active component in the Adviser Managed Strategy for the period of August 6, 2011 through January 25, 2012; August 28, 2015 to April 14, 2016; and December 18, 2018 to March 24, 2019.

Average Annual Total Returns (for the periods ended December 31, 2018)

This table compares the Fund's average annual total returns to those of a broad-based index and the Fund's 60/20/10/10 Blended Benchmark. The 60/20/10/10 Blended Benchmark consists of the Russell 1000 Index (60%), MSCI EAFE Index (20%), Russell 2000 Index (10%) and MSCI Emerging Markets Index (10%). The Fund's Blended Benchmark is designed to provide a useful comparison to the Fund's overall performance and more accurately reflects the Fund's investment strategy than the broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, the Fund's returns after taxes on distributions and sale of Fund shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

Tactical Offensive Equity Fund	1 Year	5 Years	Since Inception (2/25/2011)
Return Before Taxes	-8.03%	4.67%	8.29%
Return After Taxes on Distributions	-11.02%	3.16%	7.16%
Return After Taxes on Distributions and Sale of Fund Shares	-2.64%	3.45%	6.54%
S&P 500 Index Return (reflects no deduction for fees, expenses or taxes)	-4.38%	8.49%	10.81%
The Fund's 60/20/10/10 Blended Benchmark Return (reflects no deduction for fees, expenses or taxes)	-8.14%	5.73%	7.91%

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Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with Fund	Title with Adviser
Derek Papastrat	Since 2011	Trade Executions Analyst
David L. Hintz, CFA	Since 2019	Portfolio Manager

Sub-Adviser and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
SSGA Funds Management, Inc.	Karl Schneider, CAIA Michael Feehily, CFA Thomas Coleman, CFA Daniel TenPas, CFA Kathleen Morgan, CFA	Since 2014 Since 2014 Since 2014 Since 2017 Since 2018	Managing Director, Deputy Head
of Global Equity Beta Solutions in
the Americas
Senior Managing Director and Head
of Global Equity Beta Solutions in
the Americas
Vice President, Senior Portfolio
Manager in the Global Equity Beta
Solutions Group
Principal, Portfolio Manager in the
Global Equity Beta Solutions Group
Vice President, Senior Portfolio
Manager in the Global Equity Beta
Solutions Group

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 17 of this prospectus.

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TACTICAL OFFENSIVE FIXED INCOME FUND

Fund Summary

Investment Goal

Total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES#

(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%
Distribution (12b-1) Fees	None
Other Expenses	0.51%
Total Annual Fund Operating Expenses	0.66%

# The Fund is an integral part of the Financial Adviser's Adviser Managed Strategy, as discussed further below. As a result, shareholders in the Fund may also pay a fee to the Financial Adviser for participating in the Adviser Managed Strategy, and such fee is not reflected in this fee table or the Example numbers below. You should consult with the Financial Adviser regarding the fees charged for participating in the Adviser Managed Strategy.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Tactical Offensive Fixed Income Fund	$67	$211	$368	$822

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 61% of the average value of its portfolio.

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Principal Investment Strategies

Adviser Managed Strategy Component

Only persons who are clients of the Financial Adviser (as defined below) and who participate in the Adviser Managed Strategy should invest in the Fund. The Fund may not be purchased by any other investor. The Fund is designed to be a component of a broader strategy employed by a third party investment manager (Financial Adviser) for the benefit of its clients. The Financial Adviser seeks to take advantage of broad market changes by tactically shifting its clients' assets among the Fund, the Tactical Offensive Equity Fund and a money market fund affiliated with the Fund, depending on the Financial Adviser's evaluation of current market conditions (Adviser Managed Strategy). The Financial Adviser is not the adviser to the Fund and is not affiliated with SEI Investments Management Corporation (SIMC), the adviser to the Fund. The Adviser Managed Strategy is based on models developed by the Financial Adviser and is not subject to the oversight of or input from SIMC.

When the Financial Adviser determines to reallocate its clients' assets to one or more of the other funds that compose the Adviser Managed Strategy, the Financial Adviser may request the redemption of a substantial portion of or all of the shares for which the Financial Adviser exercises investment discretion. In such an instance, the Financial Adviser's redemption request will cause the Fund to liquidate a substantial portion of or substantially all of its assets in order to fulfill the redemption request. If the Financial Adviser redeems all of the shares for which it exercises investment discretion, the Fund will no longer be an active component of the Adviser Managed Strategy. When the Fund is not an active component of the Adviser Managed Strategy, the Fund may invest up to 100% of its remaining assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with the Fund's investment goal. The Fund could be invested in these types of investments for extended periods of time. At such times, SIMC will manage the assets of the Fund. SIMC, the Financial Adviser or one or more of their affiliates will be the only investors in the Fund when the Fund is not an active component of the Adviser Managed Strategy.

Investment Strategy

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities.

It is expected that the Fund will invest: (i) at least 50% of its assets in a portfolio of securities designed to track, before fees and expenses, the performance of one or more indexes that represent broad exposure to the U.S. investment grade fixed income market (U.S. Investment Grade Index); (ii) up to 20% of its assets in a portfolio of securities designed to track, before fees and expenses, the performance of one or more indexes that represent broad exposure to non-investment grade fixed income securities (also known as "high yield" securities or "junk bonds") (High Yield Index); and (iii) up to 20% of its assets in a portfolio of securities designed to track, before fees and expenses, the performance of one or more indexes that represent broad exposure to fixed income securities of issuers located in emerging market countries (Emerging Market Fixed Income Index). Although SIMC will actively determine the percentage of the Fund that will be allocated to each of the U.S. Investment Grade, High Yield and Emerging Market Fixed Income Indexes, the assets allocated to each index will be managed using a passive approach.

In addition, SIMC will directly manage up to 10% of the Fund's assets. SIMC will generally invest in a portfolio of securities designed to track, before fees and expenses, the performance of one or more

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indexes that represent broad exposure to the foreign sovereign debt market (Foreign Sovereign Debt Index). SIMC may adjust the Fund's allocation of assets among the U.S. Investment Grade, High Yield, Emerging Market Fixed Income and Foreign Sovereign Debt Indexes (each, an Index, and collectively, the Indexes) over time on the basis of its long-term capital market assumptions.

The Fund's investment performance will depend on SIMC's allocation decisions with respect to the Indexes, the Fund's tracking of the Indexes and the performance of the Indexes. The Fund's ability to track the performance of each Index will be affected by the size and timing of cash flows into and out of the Fund, changes in SIMC's allocation of assets among the Indexes, and the Fund's fees and expenses.

In seeking to track the performance of an Index, SIMC and the Sub-Adviser employ a "sampling" strategy rather than attempting to purchase all of the securities represented in the Index. A sampling strategy means that the Fund will seek to hold a representative portfolio of securities with generally the same risk and return characteristics of the Index. Such characteristics may include, but are not limited to, duration, yield, credit quality, sector weights, market technicals and country exposure. The quantity of holdings in the Fund will be based on a number of factors, including the asset size of the Fund.

The Fund may invest in U.S. and foreign investment and non-investment grade (also known as "high yield" securities or "junk bonds") fixed income securities, including emerging market, corporate and government fixed income securities. These investments include U.S. Treasury obligations, obligations issued by agencies or instrumentalities of the U.S. Government, including obligations not guaranteed by the U.S. Treasury (such as obligations issued by U.S. Government-sponsored entities), emerging market debt, asset-backed securities, mortgage-backed securities (including commercial mortgage-backed securities and through TBA transactions), sovereign debt, corporate bonds and debentures, commercial paper, money market instruments, money market funds, mortgage dollar rolls, obligations of supranational entities issued or guaranteed by certain banks and zero coupon obligations and obligations of entities organized to restructure the outstanding debt of such issuers. The Fund may invest in securities denominated in U.S. dollars or in a foreign currency. The Fund may hold instruments from any of the Indexes followed by the Fund and may also invest in fixed income securities that are not included in an Index.

The Fund may use exchange-traded funds (ETFs), futures contracts, forward contracts and swap agreements in lieu of investing directly in the securities making up an Index to synthetically obtain exposure to the fixed income markets, including during high volume periods of investment into the Fund. The Fund may also invest in futures contracts and forward contracts for hedging or investment purposes. Futures contracts may be used to manage the Fund's interest rate duration and yield curve exposure. Forward contracts may be used to manage the Fund's currency exposure to foreign securities.

The Fund invests primarily in investment grade securities (those rated AAA, AA, A or BBB-). However, the Fund may invest in non-rated securities or securities rated below investment grade (BB+, B and CCC). Securities rated below investment grade are sometimes referred to as "high yield" securities or "junk bonds." The Fund's portfolio is not subject to any maturity or duration restrictions.

The Fund's sub-adviser (the Sub-Adviser) selects the Fund's securities under the general supervision of SIMC. The Sub-Adviser's passive investment strategy seeks to track an index return, and therefore differs from an "active" investment strategy where an investment manager buys and sells securities based on its own economic, financial, and market analysis.

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The market capitalization and composition of the Indexes are subject to change. SIMC or the Sub-Adviser may sell securities that are represented in an Index or purchase securities that are not represented in an Index, prior to or after their removal or addition to the Index.

When the Fund is not an active component of the Adviser Managed Strategy, SIMC will act as the sole manager of the Fund, and a sub-adviser will not be used.

Principal Risks

Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. In the case of foreign securities, price fluctuations will reflect international economic and political events as well as changes in currency valuations relative to the U.S. dollar.

Adviser Managed Strategy Risk — The Fund is a component of a broader investment strategy employed by the Financial Adviser known as the Adviser Managed Strategy. Pursuant to the Adviser Managed Strategy, the Financial Adviser tactically shifts its clients' assets among the Fund, the Tactical Offensive Equity Fund and a money market fund affiliated with the Fund. These asset shifts among the funds in the Adviser Managed Strategy (i.e., an exchange of shares of one fund for shares of another fund) will be a taxable event to an investor unless the investor is investing in the Fund through a tax-deferred arrangement. As part of the Adviser Managed Strategy, substantial portions or substantially all of the Fund's shares may be periodically sold and repurchased at the direction of the Financial Adviser. These large redemptions and repurchases will have significant effects on the management of the Fund and are expected to result in increased portfolio turnover (and related transaction costs), disruption of portfolio management strategies and the realization of significant taxable gains. Accordingly, if notified of an upcoming redemption request, the Fund may begin to liquidate substantial portions or substantially all of its assets prior to the submission of the redemption request in an effort to raise the necessary cash, and the Fund will not be invested pursuant to its investment strategy during such time. When the Fund is required to rapidly liquidate a substantial portion of its portfolio to satisfy a large redemption order placed as part of the Adviser Managed Strategy, the Fund may be forced to sell securities at below current market values or the Fund's selling activity may drive down the market value of securities being sold. The Fund may also be required to sell portfolio holdings at a time when the portfolio managers would otherwise not recommend doing so. For example, if the Fund were to experience a large redemption at a time of high market volatility or during a substantial market decline, the Fund would be forced to liquidate securities even though the portfolio managers may not otherwise choose to do so. When the Fund receives a large purchase order as a result of the Adviser Managed Strategy, the Fund may be required to rapidly purchase portfolio securities. This may cause the Fund to incur higher than normal transaction costs or may require the Fund to purchase portfolio securities at above current market values. Further, the Fund's purchasing activity may drive up the market value of securities being purchased or the Fund may be required to purchase portfolio holdings at a time when the portfolio managers would not otherwise recommend doing so. When the Fund is not an active component of the Adviser Managed Strategy, the Fund's investments may not be consistent with the Fund's investment goal, and the Fund may miss investment opportunities because the assets necessary to take advantage

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of such opportunities are tied up in other investments or have been allocated to another fund within the Adviser Managed Strategy.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Asset Allocation Risk — The risk that SIMC's decisions regarding allocation of the Fund's assets among Indexes and for direct management will not anticipate market trends successfully.

Tracking Error Risk — The risk that the Fund's performance may vary substantially from the performance of the Indexes it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Fund's investments and the Indexes' components and other factors.

Investment Style Risk — The risk that the Fund's investment approach may underperform other segments of the fixed income markets or the fixed income markets as a whole.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as to perceptions of the creditworthiness and business prospects of individual issuers.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (also known as high yield securities or junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Foreign Sovereign Debt Securities Risk — The risk that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Currency Risk — As a result of the Fund's investments in securities denominated in and/or receiving revenues in foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the

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U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund's actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund's expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Mortgage Dollar Rolls Risk — Mortgage dollar rolls are transactions in which the Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date. If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities.

Derivatives Risk — The Fund's use of futures contracts, forward contracts and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of

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the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Leverage Risk — The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past seven calendar years and by showing how the Fund's average annual returns for 1 and 5 years, and since the Fund's inception, compare with those of broad measures of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Because of the Fund's unique manner of operation in following the Adviser Managed Strategy, the Fund's performance may not be comparable to the performance of other mutual funds that invest in similar securities. Prior to October 1, 2014, the Fund's investment approach was an "active" investment strategy where an investment manager would buy and sell securities based on its own economic, financial, and market analysis. On October 1, 2014, SIMC implemented a "passive" investment strategy which seeks to track an index return.

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Best Quarter: 3.31% (3/31/16) Worst Quarter: -2.80% (6/30/13) The Fund's total return (pre-tax) from January 1, 2019 to September 30, 2019 was 9.00%.

Average Annual Total Returns (for the periods ended December 31, 2018)

This table compares the Fund's average annual total returns to those of a broad-based index and the Fund's Blended Benchmark, which consists of the Bloomberg Barclays U.S. Aggregate Bond Index (76%), Bloomberg Barclays High Yield Very Liquid Index (9.5%), FTSE Emerging Markets U.S. Dollar Government Bond Index (9.5%) and Bloomberg Barclays Global Treasury G6 (G7 ex-US) Index (Hedged, USD) (5%). The Fund's Blended Benchmark is designed to provide a useful comparison to the Fund's overall performance and more accurately reflects the Fund's investment strategy than the broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, the Fund's returns after taxes on distributions and sale of Fund shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

Tactical Offensive Fixed Income Fund	1 Year	5 Years	Since Inception (2/25/2011)
Return Before Taxes	-0.75%	2.24%	2.77%
Return After Taxes on Distributions	-2.29%	1.09%	1.56%
Return After Taxes on Distributions and Sale of Fund Shares	-0.45%	1.20%	1.63%
Bloomberg Barclays U.S. Aggregate Bond Index Return (reflects no deduction for fees, expenses or taxes)	0.01%	2.52%	2.82%
The Fund's 76/9.5/9.5/5 Blended Benchmark Return (reflects no deduction for fees, expenses or taxes)	-0.45%	2.88%	3.36%

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Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with Fund	Title with Adviser
Sean P. Simko	Since 2011	Vice President, Portfolio Manager, Managing Director of SEI Fixed Income Portfolio Management Team
Tim Sauermelch, CFA	Since 2014	Portfolio Manager, SEI Fixed Income Portfolio Management Team
Richard A. Bamford	Since 2014	Portfolio Manager
Erin K. Garrett	Since 2014	Portfolio Manager

Sub-Adviser and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
SSGA Funds Management, Inc.	Michael Brunell, CFA Kyle Kelly, CFA, FRM James Kramer Orhan Imer, CFA, Ph.D. Bradley Sullivan, CFA	Since 2014 Since 2014 Since 2016 Since 2017 Since 2017	Vice President, Senior Portfolio
Manager in the Fixed Income Beta
Solutions Group
Vice President, Portfolio Manager in
the Fixed Income Beta Solutions
Group
Vice President, Senior Portfolio
Manager in the Fixed Income Beta
Solutions Group
Vice President, Senior Portfolio
Manager in the Fixed Income Beta
Solutions Group
Vice President, Senior Portfolio
Manager in the Fixed Income Beta
Solutions Group

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 17 of this prospectus.

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Purchase and Sale of Fund Shares

Shares of the Funds will be sold only to clients of the Financial Adviser who participate in the Adviser Managed Strategy (Eligible Investors). The Funds may determine in the future to offer shares of the Funds to other persons.

There is no minimum initial or subsequent investment requirement. Shares of a Fund may be purchased and redeemed on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). Eligible Investors may sell their Fund shares by contacting their authorized financial institution or intermediary directly. Authorized financial institutions and intermediaries may redeem Fund shares on behalf of their clients by contacting the Funds' transfer agent (the Transfer Agent) or the Funds' authorized agent using certain SEI Investments Company (SEI) or third-party systems or calling 1-800-858-7233, as applicable.

Tax Information

The distributions made by the Funds are taxable and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your own tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), a Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

MORE INFORMATION ABOUT INVESTMENTS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities and certain other instruments.

Each Fund is designed to be a component of a broader strategy employed by the Financial Adviser for the benefit of its clients. The Financial Adviser seeks to take advantage of broad market changes by tactically shifting its clients' assets among the Tactical Offensive Equity Fund, the Tactical Offensive Fixed Income Fund and a money market fund affiliated with the Funds, depending on the Financial Adviser's evaluation of current market conditions (Adviser Managed Strategy). Generally, the Adviser Managed Strategy will allocate all or a portion of client assets to the Tactical Offensive Equity or Tactical Offensive Fixed Income Funds when it seeks to take an "offensive" position and increase market exposure and will allocate all or a portion of client assets away from such Funds when it seeks to take a defensive position and decrease market exposure. The Financial Adviser is not the adviser to the Funds and is not affiliated with SIMC, the adviser to the Funds. The Adviser Managed Strategy is based on models developed by the Financial Adviser and is not subject to the oversight of or input from SIMC.

Each Fund has its own investment goal and strategies for reaching that goal. Each Fund's assets are managed under the direction of SIMC and the Sub-Adviser who manage portions of a Fund's assets in a way that they believe will help the Fund achieve its investment goal. In addition, SIMC will directly

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manage each of the Funds when the Fund is not an active component in the Adviser Managed Strategy and the Sub-Adviser will not manage the assets of the Fund at such times. Further, SIMC will directly manage a portion of the Tactical Offensive Fixed Income Fund's portfolio.

In seeking to track the performance of an Index, a Fund may utilize optimization or sampling. Optimization involves a quantitative analysis using historical data and correlations to build a portfolio of securities with characteristics similar to the Index and is designed to track the performance of the Index with a predicted level of tracking error. A sampling strategy means that the Fund will seek to hold a representative portfolio of securities with generally the same risk and return characteristics of the Index. Such characteristics may include, but are not limited to, duration, yield, credit quality, sector weights, market technicals and country exposure. Optimization and sampling may result in the purchase and sale of securities in the Index, outside of the Index and derivatives. The quantity of holdings in a Fund will be based on a number of factors, including the asset size of the Fund.

For temporary defensive or liquidity purposes during unusual economic or market conditions, or when a Fund is not an active component in the Adviser Managed Strategy, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with the Fund's investment goal. During such time, a Fund may not achieve its investment goal.

The Funds' investment goals are not fundamental and therefore may be changed by the Board without shareholder approval.

MORE INFORMATION ABOUT RISKS

Risk Information Common to the Funds

Investing in the Funds involves risk, and there is no guarantee that a Fund will achieve its investment goal. SIMC and the Sub-Adviser make judgments about the securities markets, the economy and companies, but these judgments may not anticipate actual market movements or the impact of economic conditions on company performance. You could lose money on your investment in a Fund, just as you could with other investments. In addition, because the Funds will be managed to one or more benchmark indexes, your investment in the Funds will be tied to the return of the indexes, which may rise and fall over time.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which those securities trade. The effect on a Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Investing in issuers located in foreign countries poses distinct risks because political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the U.S. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for

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investments in emerging market countries, where political turmoil and rapid changes in economic conditions are more likely to occur.

More Information About Principal Risks

The following descriptions provide additional information about some of the risks of investing in the Funds:

Asset-Backed Securities — The Tactical Offensive Fixed Income Fund may invest in asset-backed securities. Asset-backed securities are securities that are backed primarily by the cash flows of a discrete pool of fixed or revolving receivables or other financial assets that by their terms convert into cash within a finite time period. Asset-backed securities include mortgage-backed securities, but the term is more commonly used to refer to securities supported by non-mortgage assets such as auto loans, motor vehicle leases student loans, credit card receivables, floorplan receivables, equipment leases and peer-to-peer loans. The assets are removed from any potential bankruptcy estate of an operating company through the true sale of the assets to an issuer that is a special purpose entity, and the issuer obtains a perfected security interest in the assets. Payments of principal of and interest on asset-backed securities rely entirely on the performance of the underlying assets. Asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity and therefore, if the assets or sources of funds available to the issuer are insufficient to pay those securities, the Funds will incur losses. In addition, asset-backed securities entail prepayment risk that may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. Additional risks related to mortgage-backed securities are described below.

Losses may be greater for asset-backed securities that are issued as "pass-through certificates" rather than as debt securities because those types of certificates only represent a beneficial ownership interest in the related assets and their payment is based primarily on collections actually received. For asset-backed securities as a whole, if a securitization issuer defaults on its payment obligations due to losses or shortfalls on the assets held by the issuer, a sale or liquidation of the assets may not be sufficient to support payments on the securities and a Fund, as a securityholder, may suffer a loss.

There is a limited secondary market for asset-backed securities. Consequently, it may be difficult for the Funds to sell or realize profits on those securities at favorable times or for favorable prices.

Below Investment Grade Fixed Income Securities (also known as High Yield Securities or Junk Bonds) — The Tactical Offensive Fixed Income Fund may invest in below investment grade securities (junk bonds). Junk bonds involve greater risk of default or downgrade and are generally more volatile than investment grade securities. Junk bonds also involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately may be unable to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. The volatility of junk bonds, particularly those issued by foreign governments, is even greater because the prospect for repayment of principal and interest of many of these securities is speculative. Some may even be in default. As an incentive to invest, these risky securities tend to offer higher returns, but there is no guarantee that an investment in these securities will result in a high rate of return.

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Corporate Fixed Income Securities — The Tactical Offensive Fixed Income Fund may invest in corporate fixed income securities. Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, may be unable to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers' sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

Credit — The Funds are subject to credit risk, which means each Fund is subject to the risk that a decline in the credit quality of an investment could cause the Fund to lose money. The Funds could lose money if the issuer or guarantor of a portfolio security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations. Fixed income securities rated below investment grade (junk bonds) involve greater risk of default or downgrade and are generally more volatile than investment grade securities. Below investment grade securities involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may be unable to pay interest or dividends and ultimately may be unable to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Currency — The Funds take passive positions in currencies, which involves different techniques and risk analyses than the Funds' purchase of securities. Currency exchange rates may fluctuate in response to factors extrinsic to that country's economy, which makes the forecasting of currency market movements extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Derivatives — Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, forward contracts and swaps. Changes in the market value of a security that is a reference asset for a derivative instrument may not be proportionate to changes in the market value of the derivative instrument itself. There may not be a liquid market for the Funds to sell a derivative instrument, which could result in difficulty in closing the position. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. Some derivative instruments are subject to counterparty risk. A default by the counterparty on its payments to the Funds will cause the value of your investment in the Funds to decrease.

The Funds' use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Funds' performance. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate

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perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the Funds to realize higher amounts of short-term capital gains, thereby increasing the amount of taxes payable by some shareholders. These risks could cause the Funds to lose more than the principal amount invested. Some derivatives have the potential for unlimited loss, regardless of the size of a Fund's initial investment. A Fund's counterparties to its derivative contracts present the same types of credit risk as issuers of fixed income securities.

Derivatives are also subject to a number of other risks described elsewhere in this prospectus. Derivatives transactions conducted outside the U.S. may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Derivatives transactions conducted outside of the U.S. also are subject to the risks affecting foreign securities, currencies and other instruments, in addition to other risks.

Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, may limit or restrict their use by the Funds, otherwise adversely affect their performance or disrupt markets.

In an attempt to reduce systemic and counterparty risks associated with OTC derivatives transactions, the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) will require that a substantial portion of OTC derivatives be executed in regulated markets and submitted for clearing to regulated clearing houses. The Commodities Futures Trading Commission (CFTC) also requires a substantial portion of derivative transactions that have historically been executed on a bilateral basis in the OTC markets to be executed through a regulated swap execution facility or designated contract market. The Securities and Exchange Commission (SEC) is expected to impose a similar requirement with respect to security-based swaps. Such requirements may make it more difficult and costly for investment funds, including the Funds, to enter into highly tailored or customized transactions. They may also render certain strategies in which a Fund might otherwise engage impossible or so costly that they will no longer be economical to implement.

OTC trades submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible SEC- or CFTC-mandated margin requirements. The regulators also have broad discretion to impose margin requirements on non-cleared OTC derivatives. Although the Dodd-Frank Act includes limited exemptions from the clearing and margin requirements on which a Fund may be able to rely, the OTC derivative dealers with which the Fund may execute the majority of its OTC derivatives may not be able to rely on such exemptions, and therefore such dealers may be subject to clearing and margin requirements notwithstanding whether a Fund is subject to such requirements. OTC derivative dealers are also required to post margin to the clearinghouses through which they clear their customers' trades instead of using such margin in their operations. This will further increase the dealers' costs, which costs are expected to be passed through to other market participants in the form of higher fees and less favorable dealer marks.

Although the Dodd-Frank Act will require many OTC derivative transactions previously entered into on a principal-to-principal basis to be submitted for clearing by a regulated clearing house, certain of the derivatives that may be traded by a Fund may remain principal-to-principal or OTC contracts between a Fund and third parties entered into privately. The risk of counterparty non-performance can be significant in the case of these OTC instruments, and "bid-ask" spreads may be unusually wide in these

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unregulated markets. To the extent not mitigated by implementation of the Dodd-Frank Act, if at all, the risks posed by such instruments and techniques, which can be complex, may include: (1) credit risks (the exposure to the possibility of loss resulting from a counterparty's failure to meet its financial obligations), as further discussed above; (2) market risk (adverse movements in the price of a financial asset or commodity); (3) legal risks (the characterization of a transaction or a party's legal capacity to enter into it could render the financial contract unenforceable, and the insolvency or bankruptcy of a counterparty could pre-empt otherwise enforceable contract rights); (4) operational risk (inadequate controls, deficient procedures, human error, system failure or fraud); (5) documentation risk (exposure to losses resulting from inadequate documentation); (6) liquidity risk (exposure to losses created by inability to prematurely terminate the derivative), as further discussed below; (7) systemic risk (the risk that financial difficulties in one institution or a major market disruption will cause uncontrollable financial harm to the financial system); (8) concentration risk (exposure to losses from the concentration of closely related risks such as exposure to a particular industry or exposure linked to a particular entity); and (9) settlement risk (the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty).

Dealers and major participants with whom a Fund may trade will be subject to minimum capital and margin requirements. These requirements may apply irrespective of whether the OTC derivatives in question are exchange-traded or cleared. OTC derivatives dealers are subject to business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These requirements may increase the overall costs for OTC derivative dealers, which are likely to be passed along, at least partially, to market participants in the form of higher fees or less advantageous dealer marks. The full impact of the Dodd-Frank Act on the Funds remains uncertain, and it is unclear how the OTC derivatives markets will ultimately adapt to this new regulatory regime.

Duration — Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if a fixed income security has a five-year duration, it will decrease in value by approximately 5% if interest rates rise 1% and increase in value by approximately 5% if interest rates fall 1%. Fixed income instruments with higher duration typically have higher risk and higher volatility. Longer-term securities in which a Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is typically more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Equity Market — Because it may purchase equity securities, the Tactical Offensive Equity Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign stocks, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. Dollar. These factors contribute to price volatility, which is a principal risk of investing in the Fund.

Exchange-Traded Products (ETPs) — The Funds may purchase shares of or interests in ETPs. The risks of owning interests of an ETP, such as an ETF, exchange-traded note (ETN) or exchange-traded commodity pool, generally reflect the same risks as owning the underlying securities or other instruments that the ETP is designed to track. The shares of certain ETPs may trade at a premium or

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discount to their intrinsic value (i.e., the market value may differ from the net asset value (NAV) of an ETP's shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF's investments, which may be emphasized in less liquid markets. The value of an ETN may also differ from the valuation of its reference market or instrument due to changes in the issuer's credit rating. By investing in an ETP, a Fund indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund's operations. Because certain ETPs may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.

The Funds may purchase shares of ETFs. ETFs are investment companies whose shares are bought and sold on a securities exchange. Most ETFs are passively-managed, meaning they invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. Such ETF expenses may make owning shares of the ETF more costly than owning the underlying securities directly. The risks of owning shares of a passively-managed ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.

Generally, ETNs are structured as senior, unsecured notes in which an issuer, such as a bank, agrees to pay a return based on a target index or other reference instrument less any fees. ETNs allow individual investors to have access to derivatives linked to commodities and other assets such as oil, currencies and foreign stock indexes. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold an ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's index factor. ETN returns are based upon the performance of a market index minus applicable fees. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political or geographic events that affect the referenced commodity. The value of an ETN may drop due to a downgrade in the issuer's credit rating, even if the underlying index remains unchanged. Investments in ETNs are subject to the risks facing income securities in general, including the risk that a counterparty will fail to make payments when due or default.

Fixed Income Markets — The prices of the Tactical Offensive Fixed Income Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies.

Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Fixed income securities may have fixed-, variable- or floating-rates. There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates. Also, longer-term securities are generally more sensitive to changes in the level of interest rates, so the average maturity or duration of these securities affects risk. Changes in government policy, including the Federal Reserve's decisions with respect to raising interest rates or terminating certain programs such as quantitative easing, could increase the risk that interest rates will rise. Rising interest rates may,

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in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Underlying SEI Funds. These risks may be heightened in a low interest rate environment. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. As a result of these conditions, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging Markets — The Funds may invest in foreign issuers, including issuers located in emerging market countries. Investing in issuers located in foreign countries poses distinct risks because political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Funds' investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Emerging market countries are those countries that are: (i) characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development; (ii) included in an emerging markets index by a recognized index provider; or (iii) countries with similar developing or emerging characteristics as countries classified as emerging market countries pursuant to sub-paragraph (i) and (ii) above, in each case determined at the time of purchase. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Funds' investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Foreign Sovereign Debt Securities — The Tactical Offensive Fixed Income Fund may purchase foreign sovereign debt securities. Investing in fixed and floating rate foreign sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. The foreign sovereign debt securities and "Brady Bonds" that the Fund may purchase involve specific risks, including the risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their sovereign debt, which may require holders of such sovereign debt to participate in debt rescheduling or additional

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lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Futures Contracts — The Funds may invest in futures contracts. Futures contracts, or "futures," provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price (with or without delivery required). The risks of futures include: (i) leverage risk; (ii) correlation or tracking risk; and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Funds may experience losses that exceed losses experienced by funds that do not use futures contracts and which may be unlimited, depending on the structure of the contract. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute or which futures are intended to hedge. Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities or assets. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Funds may be unable to close out their futures contracts at a time that is advantageous. If movements in the markets for security futures contracts or the underlying security decrease the value of a Fund's positions in security futures contracts, the Fund may be required to have or make additional funds available to its carrying firm as margin. If the Fund's account is under the minimum margin requirements set by the exchange or the brokerage firm, its position may be liquidated at a loss, and the Fund will be liable for the deficit, if any, in its account. A Fund may also experience losses due to systems failures or inadequate system back-up or procedures at the brokerage firm(s) carrying the Fund's positions. The successful use of futures depends upon a variety of factors, particularly the ability of SIMC and the Sub-Adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

Interest Rate — The Tactical Offensive Fixed Income Fund is subject to interest rate risk. The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. In a low interest rate environment, risks associated with rising rates are heightened. A historically low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Leverage — The Funds are subject to risks associated with the use of leverage. Certain Fund transactions, such as derivatives or reverse repurchase agreements, may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on a Fund's share price and make a Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy their obligations.

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Liquidity — The Funds are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the condition of a particular issuer or under adverse market or economic conditions independent of the issuer. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Mortgage-Backed Securities — The Tactical Offensive Fixed Income Fund may invest in mortgage-backed securities. Mortgage-backed securities are a class of asset-backed securities representing an interest in a pool or pools of whole mortgage loans (which may be residential mortgage loans or commercial mortgage loans). Mortgage-backed securities held or acquired by the Fund could include (i) obligations guaranteed by federal agencies of the U.S. Government, such as Government National Mortgage Association (Ginnie Mae), which are backed by the "full faith and credit" of the United States, (ii) securities issued by Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac), which are not backed by the "full faith and credit" of the United States but are guaranteed by the U.S. Government as to timely payment of principal and interest, (iii) securities (commonly referred to as "private-label RMBS") issued by private issuers that represent an interest in or are collateralized by whole residential mortgage loans without a government guarantee and (iv) commercial mortgage-backed securities (CMBS), which are multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. Because private-label RMBS and CMBS are not issued or guaranteed by the U.S. Government, those securities generally are structured with one or more types of credit enhancement. There can be no assurance, however, that credit enhancements will support full payment to the Fund of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to the Fund and affect its share price.

The Fund may also invest in mortgage-backed securities on a to be announced, or "TBA," basis. A TBA transaction is a method of trading mortgage-backed securities. In a TBA transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered are generally determined two days prior to the settlement date. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value of these securities at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.

The Fund may invest in mortgage-backed securities in the form of debt or in the form of "pass-through" certificates. Pass-through certificates, which represent beneficial ownership interests in the related mortgage loans, differ from debt securities, which generally provide for periodic fixed payments of interest on and principal of the related notes. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees and expenses owed to the servicers of the mortgage loans and other transaction parties that receive payment from collections on the mortgage loans.

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The performance of mortgage loans and, in turn, the mortgage-backed securities acquired by the Fund, is influenced by a wide variety of economic, geographic, social and other factors, including general economic conditions, the level of prevailing interest rates, the unemployment rate, the availability of alternative financing and homeowner behavior.

The rate and aggregate amount of distributions on mortgage-backed securities, and therefore the average lives of those securities and the yields realized by the Fund, will be sensitive to the rate of prepayments (including liquidations) and modifications of the related mortgage loans, any losses and shortfalls on the related mortgage loans allocable to the tranches held by the Fund and the manner in which principal payments on the related mortgage loans are allocated among the various tranches in the particular securitization transaction. Furthermore, mortgage-backed securities are sensitive to changes in interest rates, but may respond to those changes differently from other fixed income securities due to the possibility of prepayment of the mortgage loans. Among other factors, a significant amount of defaults, rapid prepayments or prepayment interest shortfalls may erode amounts available for distributions to the Fund. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund's actual yield to maturity, even if the average rate of principal payments is consistent with the Fund's expectations. If prepayments of mortgage loans occur at a rate faster than that anticipated by the Fund, payments of interest on the mortgage-backed securities could be significantly less than anticipated. Similarly, if the number of mortgage loans that are modified is larger than that anticipated by the Fund, payments of principal and interest on the mortgage-backed securities could be significantly less than anticipated.

Mortgage Dollar Rolls — The Tactical Offensive Fixed Income Fund may invest in mortgage dollar rolls, which are transactions in which the Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on such securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. At the end of the roll commitment period, the Fund may or may not take delivery of the securities it has contracted to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and may initially involve only a firm commitment agreement by the Fund to buy a security. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

Portfolio Turnover — The Funds are subject to portfolio turnover risk. Due to their investment strategies, the Funds may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund's performance.

Prepayment — The Tactical Offensive Fixed Income Fund's investments in fixed income securities are subject to prepayment risk. In a declining interest rate environment, fixed income securities with stated interest rates may have their principal paid earlier than expected. This may result in the Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.

Real Estate Investment Trusts (REITs) — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. By investing in REITs indirectly through a Fund, shareholders will not only bear

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the proportionate share of the expenses of the Fund, but will also indirectly bear similar expenses of underlying REITs. The Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs generally depend on their ability to generate cash flow to make distributions to shareholders or unitholders and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the Code) or its failure to maintain exemption from registration under the Investment Company Act of 1940, as amended (1940 Act).

Small and Medium Capitalization Issuers — The Tactical Offensive Equity Fund is subject to risks associated with investing in equity securities of small and medium capitalization companies, which often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size companies, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

Swap Agreements — The Tactical Offensive Fixed Income Fund may be subject to risks associated with investing in swaps. Swaps are agreements whereby two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, instrument or securities. Swaps typically involve credit risk, market risk, liquidity risk, funding risk, operational risk, legal and documentation risk, regulatory risk and/or tax risk. Interest rate swaps involve one party, in return for a premium, agreeing to make payments to another party to the extent that interest rates exceed or fall below a specified rate (a "cap" or "floor," respectively). Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement.

Total return swaps are contracts that obligate a party to pay interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Total return swaps give the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. Fully funded total return swaps have economic and risk characteristics similar to credit-linked notes, which are described above. Fully funded equity swaps have economic and risk characteristics similar to participation notes (P-Notes).

A credit default swap enables the Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event

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with respect to an underlying reference obligation. If the Fund is a seller of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will generally either: (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index; or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If the Fund is a buyer of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will either: (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index; or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are calculated by market makers considering either industry standard recovery rates or entity-specific factors and other considerations until a credit event occurs. If a credit event has occurred, the recovery value is generally determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Like a long or short position in a physical security, credit default swaps are subject to the same factors that cause changes in the market value of the underlying asset.

The Dodd-Frank Act, which was signed into law on July 21, 2010, created a new statutory framework that comprehensively regulated the over-the-counter (OTC) derivatives markets for the first time. Key Dodd-Frank Act provisions relating to OTC derivatives require rulemaking by the Securities and Exchange Commission (SEC) and the CFTC, not all of which has been proposed or finalized as at the date of this prospectus. Prior to the Dodd-Frank Act, the OTC derivatives markets were traditionally traded on a bilateral basis (so-called "bilateral OTC transactions"). Under the Dodd-Frank Act, certain OTC derivatives transactions are now required to be centrally cleared and traded on exchanges or electronic trading platforms called swap execution facilities. Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects. Bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation. As bilateral OTC transactions are entered into directly with a dealer, there is a risk of nonperformance by the dealer as a result of its insolvency or otherwise. Under recently-adopted regulations by the CFTC and federal banking regulators (commonly referred to as "Margin Rules"), the Fund is required to post collateral (known as variation margin) to cover the mark-to-market exposure in respect of its uncleared swaps.

Tracking Error — Each Fund attempts to track the performance of a combination of benchmark Indexes. Factors such as cash flows, Fund fees and expenses, imperfect correlation between each Fund's investments and those of the Indexes, rounding of share prices, changes to the Indexes and regulatory policies may affect each Fund's ability to achieve perfect correlation. The magnitude of any tracking error may be affected by a higher portfolio turnover rate. Because an Index is a composite of the prices of the securities it represents rather than an actual portfolio of those securities, an Index will have no expenses. As a result, each Fund, which will have expenses such as brokerage, custody, management

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fees and other operational costs, may not achieve its investment objective of accurately correlating to an Index. Each Fund is subject to the risk that the performance of the Fund's portfolio may deviate from the performance of its corresponding Indexes. The Sub-Adviser's use of sampling or optimization, in which it seeks to hold a representative portfolio of securities with respect to an Index, may increase the risk that the performance of the Funds' portfolios may not match that of the applicable Index. Depending on the Sub-Adviser's approach and the size of each Fund, the representative portfolio of securities in an Index that are actually held by the Fund may vary from time to time. In addition, each Fund is subject to the risk that its investment approach, which attempts to track the performance of the Indexes, may perform differently than other mutual funds that focus on particular equity or fixed income market segments or invest in other asset classes.

U.S. Government Securities — The Tactical Offensive Fixed Income Fund may invest in U.S. Government securities. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. Therefore, such obligations are not backed by the full faith and credit of the U.S. Government.

MORE INFORMATION ABOUT THE FUNDS' BENCHMARK INDEXES

The following information describes the various indexes referred to in the Performance Information sections of this prospectus, including those indexes that compose the Tactical Offensive Equity Fund's Blended Benchmark Index.

The Bloomberg Barclays Global Treasury G6 (G7 ex-US) Index (Hedged, USD) tracks fixed-rate, local currency government debt of investment grade countries. The countries included are Canada, France, Germany, Italy, Japan, and the United Kingdom. All securities in the index are rated investment grade (BBB-) or higher, with maturities of at least 1 year.

The Bloomberg Barclays High Yield Very Liquid Index includes publicly issued U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds that have a remaining maturity of at least one year, regardless of optionality, are rated high-yield (Ba1/BB+/BB+ or below) using the middle rating of Moody's, S&P, and Fitch, respectively (before July 1, 2005, the lower of Moody's and S&P was used), and have $600 million or more of outstanding face value. Only the largest issue of each issuer with a maximum age of three years can be included in the index.

The Bloomberg Barclays U.S. Aggregate Bond Index is a widely-recognized, market-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Government obligations, corporate debt securities and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB-) or higher, with maturities of at least 1 year.

The FTSE Emerging Markets U.S. Dollar Government Bond Index (EMUSDGBI) includes US dollar-denominated emerging market sovereign debt issued in the global, Yankee, and Eurodollar markets. The index comprises debt of more than 25 countries from Latin America, Europe, Africa, the Middle East, and Asia offering diversification benefits with respect to geography without exposure to local currency fluctuations.

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The MSCI EAFE Index is recognized as the pre-eminent benchmark in the United States to measure international equity performance. It comprises the MSCI country indexes that represent developed markets outside of North America: Europe, Australasia and the Far East.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

The Russell 2000 Index measures the performance of the small cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small cap opportunity set.

The S&P 500 Index consists of 500 companies from a diverse range of industries. Contrary to a popular misconception, the S&P 500 Index is not a simple list of the largest 500 companies by market capitalization or by revenues. Rather, it is 500 of the most widely held U.S.-based common stocks, chosen by the S&P 500 Index's index committee for market size, liquidity and sector representation. "Leading companies in leading industries" is the guiding principal for S&P 500 inclusion. A small number of international companies that are widely traded in the U.S. are included, but the S&P 500 Index's index committee has announced that only U.S.-based companies will be added in the future.

INVESTMENT ADVISER

SIMC, an SEC-registered investment adviser, located at One Freedom Valley Drive, Oaks, PA 19456, serves as the investment adviser to the Funds. As of September 30, 2019, SIMC had approximately $193.51 billion in assets under management.

The Funds are managed by SIMC and the Sub-Adviser. SIMC acts as a "manager of managers" of the Funds and, subject to the oversight of the Board of Trustees of the Trust (the Board), is responsible for:

— researching and recommending to the Board, the hiring, termination and replacement of sub-advisers;

— allocating, on a continuous basis, assets of a Fund among the sub-advisers (to the extent a Fund has more than one sub-adviser);

— monitoring and evaluating the Sub-Adviser's performance;

— overseeing the Sub-Adviser to ensure compliance with the Funds' investment objectives, policies and restrictions; and

— monitoring the Sub-Adviser's adherence to its investment style.

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SIMC acts as manager of managers for the Funds pursuant to an exemptive order obtained from the SEC. The exemptive order permits SIMC, with the approval of the Board, to retain unaffiliated sub-advisers for the Funds without submitting the sub-advisory agreements to a vote of the applicable Funds' shareholders. Among other things, the exemptive order permits the non-disclosure of amounts payable by SIMC under a particular sub-advisory agreement, but instead requires SIMC to disclose the aggregate amount of sub-advisory fees paid by SIMC with respect to each Fund. As a manager of managers, SIMC is ultimately responsible for the investment performance of the Funds. The Board supervises SIMC and the Sub-Adviser and establishes policies that they must follow in their management activities.

With respect to the Tactical Offensive Equity Fund, SIMC may, from time to time, invest a portion of the Fund's assets in shares of ETFs or futures contracts when, due to asset level or liquidity constraints, SIMC believes such investments would be a more efficient way to obtain market exposures than allocating assets to one or more sub-advisers. Further, SIMC will directly manage a portion of the Tactical Offensive Fixed Income Fund's portfolio. In addition, when the Fund is not an active component of the Adviser Managed Strategy, SIMC will directly manage the remaining assets of the Fund.

Each Fund uses a sub-adviser to manage the Fund's portfolio under the general supervision of SIMC. In the future, one or both of the Funds may determine to use additional sub-advisers with differing investment philosophies to manage portions of the Fund's portfolio in reliance on an exemptive order obtained from the SEC. This prospectus describes the Funds' primary investment strategies. However, each Fund may also invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' Statement of Additional Information (SAI).

The following portfolio managers are primarily responsible for the management and oversight of the Funds, as described above.

David L. Hintz, CFA serves as a Portfolio Manager for the U.S. large cap equity strategies within SIMC's Investment Management Unit. In this role, Mr. Hintz is responsible for the management of the portfolios, capital market research, ongoing evaluation and allocation of equity managers and capital for the SEI funds. Prior to joining SEI, Mr. Hintz worked at Russell Investments as a Portfolio Manager and previously as the Head of US Equity and a Research Analyst. Mr. Hintz received his Bachelor of Science from Walla Walla University and his M.B.A. from Pacific Lutheran University. Mr. Hintz is a CFA charterholder from the CFA Institute.

Richard A. Bamford serves as a Portfolio Manager for the Fixed Income Team within SIMC's Investment Management Unit. Mr. Bamford is responsible for investment grade debt and municipal bond portfolios. Mr. Bamford's duties include manager analysis and selection, strategy development and enhancement as well as investment research. Mr. Bamford has over 20 years of investment experience in investment management. Prior to joining SEI in 1999, he worked as a Municipal Credit Analyst for Vanguard. Mr. Bamford received a Bachelor of Science in Economics/Finance and Accounting from the University of Scranton and a Master of Business Administration with a concentration in Finance from St. Joseph's University.

Erin K. Garrett serves as a Portfolio Manager for the SEI US Investment Grade fixed income strategies within SIMC's Investment Management Unit. Ms. Garrett's duties include manager analysis and selection, strategy development and enhancement as well as investment research. In her preceding role, Ms. Garrett was an Analyst on the Global Fixed Income team, responsible for in-depth due diligence on existing and prospective investment managers for SEI's US fixed-income portfolios.

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Ms. Garrett earned a Bachelor of Science in Business Administration/Finance and a Master of Business Administration graduating magna cum laude from Villanova University.

TACTICAL OFFENSIVE EQUITY FUND

When the Tactical Offensive Equity Fund is not an active component of the Adviser Managed Strategy, Derek Papastrat will manage the assets of the Fund. Mr. Papastrat has served as a Trade Executions Analyst for SIMC since 2006. Mr. Papastrat joined SIMC in 2006 and is responsible globally for passive trading solutions and fund of fund management. Mr. Papastrat earned a Bachelor of Science in Business and Administration/Finance from the University of Pittsburgh.

TACTICAL OFFENSIVE FIXED INCOME FUND

SIMC serves as the investment adviser to the Tactical Offensive Fixed Income Fund. Sean Simko and Tim Sauermelch, CFA may, to a limited extent, directly manage a portion of the Fund's assets, including when the Fund is not an active component of the Adviser Managed Strategy.

Sean Simko has served as Vice President, Portfolio Manager and Managing Director of the SEI Fixed Income Portfolio Management Team for SIMC since 2005. Mr. Simko is responsible for the oversight of the SEI Fixed Income Portfolio Management Team's overall investment process and management of daily trading. Prior to joining SEI, Mr. Simko was Vice President and Portfolio Manager for Weiss, Peck & Greer Investments and was responsible for managing approximately $7 billion in assets through various strategies, including short duration, Treasury Inflation-Protected Securities, structured products, futures and currencies. Mr. Simko earned a Master of Business Administration from Pennsylvania State University and a Bachelor of Science in Business Management from Slippery Rock University and is a ChFC charterholder.

Tim Sauermelch, CFA is a Portfolio Manager with the SEI Fixed Income Portfolio Management Team. In this capacity, Mr. Sauermelch is responsible for the management of fixed income portfolios including evaluating current market opportunities and providing fundamental and relative value assessments across various fixed income asset class and sectors. Portfolios managed by Mr. Sauermelch consist of US government securities, inflation linkers, investment grade corporate debt and floating-rate instruments. Mr. Sauermelch is a CFA charterholder and a member of the CFA Institute and The CFA Society of Philadelphia. Mr. Sauermelch earned a Master of Business Administration with a concentration in Finance from Villanova University and graduated summa cum laude from Kutztown University of Pennsylvania with a Bachelor of Science in Finance and a minor in Economics. Mr. Sauermelch also holds the FINRA Series 65 license.

For the fiscal year ended July 31, 2019, SIMC received investment advisory fees, as a percentage of each Fund's average daily net assets, at the following annual rates:

	Investment Advisory Fees	Investment Advisory Fees After Fee Waivers
Tactical Offensive Equity Fund	0.20%	0.04%
Tactical Offensive Fixed Income Fund	0.15%	0.05%

A discussion regarding the basis for the Board's approval of the Funds' investment advisory and sub-advisory agreements is available in the Funds' semi-annual report, which covers the period of August 1, 2018 to February 28, 2019, and the Funds' annual report, which covers the period August 1, 2018 through July 31, 2019.

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The Trust has claimed, on behalf of each Fund and in reliance on relevant rules, regulations and no-action relief, an exclusion from the definition of the term "commodity pool operator" under the Commodities Exchange Act (CEA). The Trust and each Fund are therefore not subject to registration or regulation as a pool operator under the CEA. SIMC has registered with the National Futures Association as a "commodity pool operator" under the CEA with respect to certain products not included in this prospectus.

Information About Fee Waivers

Effective November 30, 2019, the Funds' administrator and/or its affiliates have contractually agreed to waive fees or reimburse expenses for each Fund until November 30, 2020 in order to keep total Fund operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of each Fund's business) from exceeding 0.75% (for the Tactical Offensive Equity Fund) and 0.70% (for the Tactical Offensive Fixed Income Fund). These contractual waivers and reimbursements will only apply if a Fund's total operating expenses exceed the applicable thresholds and will not affect the Fund's total operating expenses if they are less than the applicable thresholds. In other words, shareholders will pay the lower of a Fund's actual total Fund operating expenses or total Fund operating expenses after contractual waiver and expense reimbursements. The contractual waiver and expense reimbursement are limited to a Fund's direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Fund, such as acquired fund fees and expenses (AFFE). The agreement may be amended or terminated only with the consent of the Board.

The Funds' actual total annual fund operating expenses for the most recent fiscal year were less than the amounts shown in the Annual Fund Operating Expenses tables in the Fund Summary sections because the Funds' adviser, the Funds' administrator and/or the Funds' distributor voluntarily waived and/or reimbursed a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustee fees, prime broker fees, interest and dividend expenses related to short sales and extraordinary expenses not incurred in the ordinary course of the Funds' business) at a specified level. The voluntary waivers by the Funds' adviser, Funds' administrator and/or the Funds' distributor are limited to the Funds' direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Funds, such as AFFE. The Funds' adviser, the Funds' administrator and/or the Funds' distributor may discontinue all or part of these waivers and/or reimbursements at any time. With these fee waivers, the Funds' actual total annual fund operating expenses for the most recent fiscal year (ended July 31, 2019) were as follows:

Fund Name	Total Annual Fund Operating Expenses (before fee waivers)	Total Annual Fund Operating Expenses (after contractual and voluntary fee waivers)	Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, if applicable)*	Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, interest expense and after commission recapture, if applicable)*
Tactical Offensive Equity Fund	0.69%	0.50%	0.50%	0.50%
Tactical Offensive Fixed Income Fund	0.66%	0.38%	0.38%	0.38%

* AFFE reflects the estimated amount of fees and expenses that will be incurred indirectly by the Funds through their investments in other investment companies during the current fiscal year.

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Sub-Adviser and Portfolio Managers

The Sub-Adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. The Sub-Adviser must also operate within each Fund's investment objective, restrictions and polices, and within specific guidelines and instructions established by SIMC from time to time. The Sub-Adviser is responsible for managing only the portion of each Fund allocated to it by SIMC. SIMC pays the Sub-Adviser out of the investment advisory fees it receives (as described above).

TACTICAL OFFENSIVE EQUITY FUND:

SSGA Funds Management, Inc.: SSGA Funds Management, Inc. (SSGA FM), located at One Iron Street, Boston, Massachusetts 02210, serves as Sub-Adviser for a portion of the assets of the Tactical Offensive Equity Fund. The professionals primarily responsible for the day-to-day management of the portion of the assets of the Tactical Offensive Equity Fund allocated to SSGA FM are Karl Schneider, CAIA, Michael Feehily, CFA, Thomas Coleman, CFA, Daniel TenPas, CFA, and Kathleen Morgan, CFA.

Mr. Schneider is a Managing Director of State Street Global Advisors (SSGA) and SSGA FM and Deputy Head of Global Equity Beta Solutions (GEBS) in the Americas, where he also serves as a Senior Portfolio Manager for a number of the group's passive equity portfolios. Previously within GEBS, Mr. Schneider served as a portfolio manager and product specialist for U.S. equity strategies and synthetic beta strategies, including commodities, buy/write, and hedge fund replication. Mr. Schneider is also a member of the S&P Dow Jones U.S. Equities Index Advisory Panel. Prior to joining the GEBS group, Mr. Schneider worked as a portfolio manager in SSGA's Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios. Mr. Schneider joined SSGA in 1997. He holds a Bachelor of Science in Finance and Investments from Babson College and a Master of Science in Finance from the Carroll School of Management at Boston College. Mr. Schneider has earned the Chartered Alternative Investment Analyst (CAIA) designation and is a member of the CAIA Association.

Mr. Feehily is a Senior Managing Director of SSGA and SSGA FM and the Head of Global Equity Beta Solutions in the Americas. Mr. Feehily is also a member of the Senior Leadership Team and is a voting member on the firm's Trade Management Oversight Committee and the North America Product Committee. Mr. Feehily rejoined SSGA in 2010 after spending four years in State Street Global Markets, LLC, where he helped to build the Global Exposure Solutions business. This group created and managed portfolios that were designed to meet the short-term market exposure needs of institutional clients. Prior to this, Mr. Feehily had been Head of the U.S. Passive Equity Team within SSGA, which he originally joined in 1997. He began his career at State Street within the Global Services division in 1992. Mr. Feehily received a Bachelor of Science from Babson College in Finance, Investments, and Economics. He received a Master of Business Administration in Finance from Bentley College and also earned the Chartered Financial Analyst (CFA) designation. Mr. Feehily is a member of the CFA Institute and CFA Society Boston, Inc. Mr. Feehily is also a former member of the Russell Index Client Advisory Board.

Mr. Coleman is a Vice President of SSGA and SSGA FM and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. Within this group, Mr. Coleman is the Emerging Markets Strategy leader and, as such, is responsible for the management of a variety of commingled, segregated, and exchange-traded products benchmarked to international indexes, including MSCI Emerging Markets and ACWI

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indexes, as well as S&P Emerging Markets. Mr. Coleman is also responsible for domestic strategies benchmarked to Russell, Standard & Poor's, and NASDAQ indexes. Prior to assuming his current role in April 2004, Mr. Coleman managed SSGA International Structured Products Group Operations Team. He joined SSGA in 1998. Mr. Coleman holds a Bachelor of Science in Finance and Accounting from Boston College and a Master of Business Administration from Babson College. Mr. Coleman also earned the CFA designation and is a member of CFA Society Boston, Inc.

Mr. TenPas, CFA, is a Principal of SSGA and SSGA FM and Portfolio Manager in the Global Equity Beta Solutions Group. He is currently responsible for managing various equity index funds, with both domestic and international strategies. Prior to assuming his current role, Mr. TenPas supported passive equity products as a liaison between the portfolio management team and the client-facing functions at SSGA. Mr. TenPas joined SSGA in 2010. Mr. TenPas holds a Bachelor of Arts in Economics from Dartmouth College and a Juris Doctor from Harvard Law School. He has earned the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and CFA Society Boston, Inc.

Ms. Morgan, CFA, is a Vice President of SSGA and SSGA FM and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. In this capacity, Ms. Morgan is responsible for the management of various equity index funds that are benchmarked to both domestic and international strategies. Prior to joining SSGA in 2017, she worked in Equity Product Management at Wellington Management, which she joined in 2015, conducting independent risk oversight and developing investment product marketing strategy. Prior experience also includes index equity portfolio management at BlackRock beginning in 2010. Ms. Morgan holds a Bachelor of Arts degree in Economics from Wellesley College and a Master of Business Administration from The Wharton School at the University of Pennsylvania. She has also earned the Chartered Financial Analyst (CFA) designation.

TACTICAL OFFENSIVE FIXED INCOME:

SSGA Funds Management, Inc.: SSGA Funds Management, Inc. (SSGA FM), located at One Iron Street, Boston, Massachusetts 02210, serves as Sub-Adviser for a portion of the assets of the Tactical Offensive Fixed Income Fund. The professionals primarily responsible for the day-to-day management of the portion of the assets of the Tactical Offensive Fixed Income Fund allocated to SSGA FM are Michael Brunell, CFA, Kyle Kelly, CFA, FRM, James Kramer, Orhan Imer, CFA, Ph.D., and Bradley Sullivan, CFA.

Mr. Brunell is a Vice President of SSGA and SSGA FM and a senior member of the Fixed Income portfolio management team. In his current role as part of the Fixed Income Beta Solutions Group, Mr. Brunell heads the credit sector team and is responsible for developing, managing, and supporting various types of funds against a variety of conventional and custom bond index strategies. He was a member of the group that launched the first SPDR fixed income ETFs in 2007 and a long-time manager of SSGA's U.S. high yield and convertible ETF products. Prior to joining the investment team in 2004, Mr. Brunell had been responsible for managing the U.S. Fixed Income Operations Group at SSGA. Previous to that he had been a member of the Mutual Fund Custody division of State Street where he was focused on the accounting and the valuation of various domestic and international equity and bond portfolios. Mr. Brunell earned a Bachelor of Science in Business Administration from Saint Michael's College and a Master of Science in Finance from the Carroll School of Management at Boston College. Additionally, Mr. Brunell earned the CFA designation and is a member of the CFA Institute and CFA Society Boston, Inc.

Mr. Kelly is a Vice President of SSGA and SSGA FM and a Portfolio Manager in the Fixed Income Beta Solutions Group where he manages high yield and investment grade credit ETFs and separate accounts.

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Prior to joining the portfolio management team, Mr. Kelly worked as an investment risk management analyst focused on SSGA's fixed income and multi-asset-class products. He joined SSGA in 2007. Mr. Kelly graduated from Boston College with a Bachelor of Arts in Communication and Economics. Mr. Kelly earned the CFA designation and the Financial Risk Manager (FRM) designation. Mr. Kelly is a member of the CFA Institute, CFA Society Boston, Inc., and the Global Association of Risk Professionals.

Mr. Kramer is a Vice President of SSGA and SSGA FM and a Senior Portfolio Manager in the Fixed Income Beta Solutions Group within the Global Fixed Income, Cash and Currency Team. In his current role, Mr. Kramer is responsible for managing global treasuries, inflation and aggregate bond portfolios for ETFs, commingled funds and separately managed accounts. Prior to joining the Global Fixed Income, Cash and Currency Team, Mr. Kramer was the Head of North America Fixed Income Trading, responsible for a team of traders that execute all cash bonds and derivative instruments for the Active and Passive Fixed Income Groups. Prior to that he was a Senior Portfolio Manager in the Interest Rate Strategies Group at SSGA where his primary responsibilities included the portfolio management of active government and inflation linked strategies. Other responsibilities included directing U.S. interest rate strategies globally for SSGA. Mr. Kramer has a Bachelor of Arts in Economics from Fitchburg State College. Mr. Kramer started his career at State Street Bank and Trust Company and has been working in the investment industry since 1993.

Mr. Imer is a Vice President of SSGA and SSGA FM and a Senior Portfolio Manager for LDI & Multi-Sector Strategies within the Global Fixed Income, Cash and Currency Team. In his current role as part of the Fixed Income Beta Solutions Group, he is responsible for managing several fixed income funds and ETFs including Global Rates/Inflation, U.S. Core and Credit portfolios. He is a member of the firm's Technical Committee which oversees all of SSGA's quantitative investment research. Prior to joining SSGA in 2017, Mr. Imer held several roles during his tenure at Columbia Threadneedle Investments. Most recently, he was a senior portfolio manager and Head of LDI and Inflation Solutions with responsibilities for overall Fixed Income Strategy and Solutions for the Multi-Asset team. He was a portfolio manager on a diverse line-up of mutual funds and institutional strategies including Global Rates/Inflation, Real Return, and the firm's flagship Global Macro and Risk Parity strategies. Previously, he worked as a senior quantitative strategist for the Investment Strategies Group at Bank of America/ Merrill Lynch. Before that, he was a senior financial engineer at Algorithmics (now part of IBM). Mr. Imer has also worked as a researcher at General Electric's Global Research and has been a member of the investment community since 2005. He received his Master of Science and Ph.D. degrees in Electrical and Computer Engineering from the University of Illinois at Urbana-Champaign. Mr. Imer earned the CFA designation and is a member of CFA Society Boston, Inc.

Mr. Sullivan is a Vice President of SSGA and SSGA FM and a Senior Portfolio Manager in the Fixed Income Beta Solutions Group within the Global Fixed Income, Cash and Currency Team where he manages corporate credit beta portfolios for ETFs, commingled funds and separately managed accounts. Prior to joining SSGA, Mr. Sullivan was a Senior Research Analyst at State Street Bank and Trust where he covered the healthcare, pharmaceutical, chemicals, retail and power/ utilities sectors for the corporate credit and leveraged loan portfolios. Mr. Sullivan joined State Street in 2013 to launch a multibillion dollar leveraged loan fund within the corporate credit team which managed more than $9 billion in committed proprietary capital. Prior to joining State Street, he was the assistant portfolio manager in the Leveraged Finance Group for MetLife Investments. The team managed more than $12 billion across leveraged loan and high yield credit portfolios on a total return mandate. Mr. Sullivan joined MetLife Investments in 2007 as a credit research analyst covering the corporate healthcare,

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technology, and beverage sectors within the Global Fixed Income Research Group. In 2003, he received his formal credit training in the Brown Brothers Harriman Banking Analyst Program in Boston on the Medical Technology Team. Mr. Sullivan earned his Bachelor of Science in Accounting and Finance from Tulane University and a Master of Business Administration from the Colgate Darden Graduate School of Business at the University of Virginia. Mr. Sullivan has earned the CFA designation.

The SAI provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership, if any, of the Fund shares.

PURCHASING, EXCHANGING AND SELLING FUND SHARES

This section tells you how to purchase, exchange and sell (sometimes called redeem) shares of the Funds. Shares of the Funds will be sold only to clients of the Financial Adviser who participate in the Adviser Managed Strategy (Eligible Investors). Eligible Investors should consult with the Financial Adviser regarding any fees that it may charge with respect to participation in the Adviser Managed Strategy.

For information on how to open an account and set up procedures for placing transactions, call 1-800-DIAL-SEI.

HOW TO PURCHASE FUND SHARES

Fund shares may be purchased on any Business Day. Financial institutions and intermediaries may purchase, sell or exchange shares by placing orders with the Transfer Agent or the Funds' authorized agent. Authorized financial institutions and intermediaries that use certain SEI proprietary systems may place orders electronically through those systems. Institutions and intermediaries may also place orders by calling 1-800-858-7233. Generally, cash investments must be transmitted or delivered in federal funds to the Funds' wire agent by the close of business on the day after the order is placed. However, in certain circumstances the Funds, at their discretion, may allow purchases to settle (i.e., receive final payment) at a later date in accordance with the Funds' procedures and applicable law. The Funds reserve the right to refuse any purchase requests, particularly those that the Funds reasonably believe may not be in the best interests of the Funds or their shareholders and could adversely affect the Funds or their operations. This includes those from any individual or group who, in a Fund's view, is likely to engage in excessive trading.

Each Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern Time). Generally, for Eligible Investors to receive the current Business Day's NAV, a Fund (or an authorized agent) must receive an Eligible Investors' purchase order in proper form before 4:00 p.m. Eastern Time. A Fund will not accept orders that request a particular day or price for the transaction or that request any other special conditions.

When Eligible Investors purchase, sell or exchange Fund shares through certain financial institutions, they may have to transmit their purchase, sale and exchange requests to these financial institutions at an earlier time for the transaction to become effective that day. This allows these financial institutions time to process the Eligible Investors' requests and transmit them to the Funds.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These requests are executed at the NAV next determined after the intermediary receives the request if transmitted to the

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Funds in accordance with the Funds' procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

Eligible Investors will have to follow the procedures of their financial institutions or intermediaries for transacting with the Funds. Eligible Investors may be charged a fee for purchasing and/or redeeming Fund shares by their financial institutions or intermediaries.

Pricing of Fund Shares

NAV for one Fund share is the value of that share's portion of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. You may obtain the current NAV of the Fund by calling 1-800-DIAL-SEI.

When valuing portfolio securities, a Fund values securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (NASDAQ) or as otherwise noted below) at the last quoted sale price on the primary exchange or market (foreign or domestic) on which the securities are traded or, if there is no such reported sale, at the most recent quoted bid price. A Fund values securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or collateralized debt obligations (including collateralized loan obligations), such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company's applicable NAV per share, with the exception of ETFs, which are priced as equity securities. These open-end investment companies' shares are offered in separate prospectuses, each of which describes the process by which the applicable investment company's NAV is determined. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security's price cannot be obtained, as noted above, a Fund will value the securities using a bid price from at least one independent broker. If such prices are not readily available, are determined to be unreliable or cannot be valued using the methodologies described above, a Fund will value the security using the Funds' Fair Value Pricing Policies and Procedures (Fair Value Procedures), as described below.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds' Fair Value Procedures until an independent source can be secured. Securities held by a Fund with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument, and the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate

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conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

Futures and swaps cleared through a central clearing house (centrally cleared swaps) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading, the settlement price may not be available at the time at which a fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a fund's futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate, as calculated using forward rates provided by an independent source.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SIMC or the Sub-Adviser, as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service's prices will be reliable. SIMC or the Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Funds' administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds' administrator, in turn, will notify the Fair Value Pricing Committee (the Committee) if it receives such notification from SIMC or the Sub-Adviser, as applicable, or if the Funds' administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Funds' Fair Value Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board or its designated committee. However, when the change would not materially affect the valuation of a Fund's net assets or involve a material departure in pricing methodology from that of the Fund's existing pricing agent or pricing methodology, ratification may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Board. The Funds' Fair Value Procedures are implemented through the Committee designated by the Board. The Committee is currently composed of one member of the Board, as well as representatives from SIMC and its affiliates.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: (i) the security's trading has been halted or suspended, (ii) the security has been de-listed from a national exchange, (iii) the security's primary trading market is temporarily closed at a time when under normal conditions it would be open or (iv) the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the facts giving rise to the need to fair value, (ii) the last trade price, (iii) the performance of the market or the issuer's industry, (iv) the liquidity of the security, (v) the size of the holding in a Fund or (vi) any other appropriate information.

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The determination of a security's fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its NAV. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a Significant Event), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security's last close and the time that the Fund calculates NAV. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or the Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade but before the time at which a Fund calculates NAV, it may request that a Committee meeting be called. In addition, with respect to certain securities, the Funds' administrator performs price comparisons and price movement review (among other processes), to monitor the pricing data supplied by various sources. Any identified discrepancies are researched and subject to the procedures described above.

Frequent Purchases and Redemptions of Fund Shares

"Market timing" refers to a pattern of frequent purchases and sales of a Fund's shares, often with the intent of earning arbitrage profits. Market timing of the Funds could harm other shareholders in various ways, including by diluting the value of the shareholders' holdings, increasing Fund transaction costs, disrupting portfolio management strategy, causing a Fund to incur unwanted taxable gains and forcing a Fund to hold excess levels of cash.

The Board has not adopted policies and procedures to discourage frequent trading or short-term trading into and out of the Funds. In reaching this conclusion, the Board took into account that: (i) each Fund is a component of the Adviser Managed Strategy, which is a trading strategy employed by the Financial Adviser that contemplates the Financial Adviser tactically shifting its clients' assets among the Funds and a money market fund; and (ii) the shares of the Funds will be sold only to clients of the Financial Adviser who participate in the Adviser Managed Strategy.

Notwithstanding the above, each Fund, in its sole discretion, reserves the right to reject any purchase request (including exchange requests) for any reason without notice.

Foreign Investors

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in a Fund subject to the satisfaction of enhanced due diligence.

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Customer Identification and Verification and Anti-Money Laundering Program

Federal law requires all financial institutions to obtain, verify and record information that identifies each customer who opens an account. Accounts for the Funds are generally opened through other financial institutions or financial intermediaries. When you open your account through your financial institution or financial intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or financial intermediary to identify you. When you open an account on behalf of an entity you will have to provide formation documents and identifying information about beneficial owner(s) and controlling parties. This information is subject to verification by the financial institution or financial intermediary to ensure the identity of all persons opening an account.

Your financial institution or intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if such financial institution or intermediary is unable to obtain this information. In certain instances, your financial institution or intermediary may be required to collect documents to establish and verify your identity.

The Funds will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (which includes receipt of all identifying information required on the application). The Funds, however, reserve the right to close and/or liquidate your account at the then-current day's price if the financial institution or financial intermediary through which you open your account is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares as well as corresponding tax consequences.

Customer identification and verification are part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

HOW TO EXCHANGE YOUR FUND SHARES

Shares of any Fund may be exchanged for shares of any other Fund of Adviser Managed Trust on any Business Day by contacting the Funds directly by mail or telephone. For information about how to exchange Fund shares through your financial institution or intermediary, you should contact your financial institution or intermediary directly. This exchange privilege may be changed or canceled at any time upon 60 days' notice. When you exchange Fund shares, you are really selling your shares of one Fund and buying shares of another Fund. Therefore, your sale price and purchase price will be based on the NAV next calculated after the Funds receive your exchange request. The Financial Adviser's asset shifts among the Funds in the Adviser Managed Strategy (i.e., an exchange of shares of one Fund

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for shares of another Fund) will be a taxable event to an investor unless the investor is investing in a Fund through a tax-deferred arrangement.

All exchanges are based on the eligibility requirements of the Fund into which you are exchanging and any other limits on sales of or exchanges into that Fund. Each Fund reserves the right to refuse or limit any exchange order for any reason, including if the transaction is deemed not to be in the best interest of the Fund's other shareholders or is possibly disruptive to the management of the Fund. When a purchase or exchange order is rejected, the Fund will send notice to the prospective investor or the prospective investor's financial intermediary.

HOW TO SELL YOUR FUND SHARES

Authorized financial institutions and intermediaries may sell Fund shares on any Business Day. Authorized financial institutions and intermediaries that use certain SEI or third party systems may place orders electronically through those systems. Authorized financial institutions and intermediaries may also place orders by calling 1-800-858-7233. For information about how to sell Fund shares through your financial institution or intermediary, you should contact your financial institution or intermediary directly. Your financial institution or intermediary may charge a fee for its services. The sale price of each share will be the next NAV determined after the Funds receive your request or after the Funds' authorized intermediary receives your request if transmitted to the Funds in accordance with the Funds' procedures and applicable law.

The Board has adopted a procedure that will trigger an automatic liquidation of a Fund if the Fund receives redemptions in a single day that exceed, in the aggregate, 45% of the Fund's outstanding shares and it is determined that the large redemption is likely to have a material negative effect on Fund operations or non-redeeming shareholders. This automatic liquidation provision will not apply if the Fund receives at least one full Business Day's advance notice that a redemption in excess of 45% of the Fund's assets is to be submitted. If an automatic liquidation is triggered, the remaining assets in the Fund will be promptly liquidated in accordance with a Board-approved Plan of Liquidation and distributed on a pro rata basis to the shareholders. It is expected that such proceeds will be distributed within seven days from the effective date of the Plan of Liquidation. The Plan of Liquidation will be deemed to be effective prior to the close of business on the day as of which the redemptions exceeding the specified threshold are received. As a result, shareholders who submitted redemptions on that date will not receive that day's NAV per share, but will instead receive their pro rata share of the Fund's net assets upon liquidation.

Receiving Your Money

Normally, the Funds will make payment on your redemption on the Business Day following the day on which they receive your request, but the Funds may take up to seven days. In particular, if a Fund experiences a large redemption requiring liquidation of a substantial portion of the portfolio, the Fund will likely be required to delay the delivery of redemption proceeds. The potential for delayed payment of redemption proceeds may be reduced if the Financial Adviser provides the Fund with advance notice of its intention to submit a large redemption in the Fund. You may arrange for your proceeds to be wired to your bank account.

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Methods Used to Meet Redemption Obligations

The Funds generally pay sale (redemption) proceeds in cash during normal market conditions. To the extent that a Fund does not have sufficient cash holdings for redemption proceeds, it will typically seek to generate such cash through the sale of portfolio assets. The Funds also operate an interfund lending program that enables a Fund to borrow from another Fund on a temporary basis, which, on a less regular basis, may be used to help a Fund satisfy redemptions. Under stressed or unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders), the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption and you will bear the investment risk of the distributed securities until the distributed securities are sold. These methods may be used during both normal and stressed market conditions.

Suspension of Your Right to Sell Your Shares

The Funds may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons, as permitted by the 1940 Act and the rules and regulations promulgated thereunder. More information about such suspension can be found in the SAI.

Telephone Transactions

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. The Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. If the Funds follow these procedures, the Funds will not be responsible for any losses or costs incurred by following telephone instructions that the Funds reasonably believe to be genuine.

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property, including mutual fund shares, under various circumstances. Such circumstances include inactivity (i.e., no owner-initiated contact for a certain period), returned mail (i.e., when mail sent to a shareholder is returned by the post office, or "RPO," as undeliverable), or a combination of both inactivity and returned mail. More information on unclaimed property and how to maintain an active account is available through your state.

If you are a resident of certain states, you may designate a representative to receive notice of the potential escheatment of your property. The designated representative would not have any rights to your shares. Please contact your financial intermediary for additional information.

DISTRIBUTION OF FUND SHARES

SEI Investments Distribution Co. (SIDCo.) is the distributor of the shares of the Funds.

The Funds are sold through the Financial Adviser, who provides its clients with advice and services in connection with their investments in the Funds. SIMC and its affiliates, at their expense, may pay compensation to the Financial Adviser for marketing, promotional or other services. These payments may be significant and may create an incentive for the Financial Adviser to recommend or offer shares of the Funds to its customers or clients rather than other funds or investment products. These payments

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are made by SIMC and its affiliates out of their past profits or other available resources. SIMC and its affiliates may also provide other products and services to the Financial Adviser. For additional information, please see the Funds' SAI. You can also ask the Financial Adviser about any payments it receives from SIMC and its affiliates, as well as about fees it charges.

SERVICE OF FUND SHARES

The Funds have adopted a shareholder services plan and agreement (the Service Plan) with respect to Fund Shares that allows such shares to pay service providers a fee in connection with the ongoing servicing of shareholder accounts owning such shares at an annual rate of up to 0.25% of average daily net assets of the Fund Shares. The Service Plan provides that shareholder service fees on Fund Shares will be paid to SIDCo., which may then be used by SIDCo. to compensate financial intermediaries for providing shareholder services with respect to Fund Shares.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

Portfolio holdings information for a Fund can be obtained on the Internet at the following address: http://www.seic.com/AMT_holdings (the Portfolio Holdings Website). Five calendar days after each month end, a list of all portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the fifth calendar day of the thirteenth month after the date to which the data relates, at which time it will be permanently removed from the site.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Tactical Offensive Equity Fund distributes its investment income annually. The Tactical Offensive Fixed Income Fund distributes its investment income quarterly. The Funds distribute their investment income as a dividend to shareholders. The Funds make distributions of capital gains, if any, at least annually. If a Fund receives redemption requests in a single day that exceed, in the aggregate, 45% of the Fund's outstanding shares, the Fund may declare a special dividend prior to the time such redemption requests are effective.

You will receive dividends and distributions in the form of cash unless otherwise stated.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

The Tax Cuts and Jobs Act (the Tax Act) made significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and only apply to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules applicable to regulated investment companies, such as the Funds. The Tax Act, however, made numerous other changes to the tax rules that may affect

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shareholders and the Funds. You are urged to consult your own tax advisor regarding how the Tax Act affects your investment in the Funds.

At least annually, each Fund intends to distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive from the Funds may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions, including net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Distributions reported by the Funds as long-term capital gains distributions and as qualified dividend income are generally taxable at the rates applicable to long-term capital gains and currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Distributions reported by the Funds as long-term capital gains distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have held your Fund shares. Once a year the Funds (or their administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year. A Fund's investment strategies may limit its ability to make distributions eligible for the reduced rates applicable to qualified dividend income.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. Currently, any capital gain or loss realized upon a sale or exchange of Fund shares is generally treated as long-term gain or loss if the shares have been held for more than one year. Capital gain or loss realized upon a sale or exchange of Fund shares held for one year or less is generally treated as short-term capital gain or loss, except that any capital loss on the sale of Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares.

In order to address issues that may arise from significant redemptions, each Fund may use the so-called "equalization method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the Internal Revenue Service (IRS) has not expressly sanctioned the particular equalization method used by a Fund, and thus the Fund's use of this method may be subject to IRS scrutiny and could result in a Fund not having fully distributed its income and gains and potentially jeopardize its qualification as a regulated investment company. In addition, the equalization method may not be available where the Fund has negative earnings and profits. See the Funds' SAI for additional information regarding the annual distribution requirements and the consequences of failing to fully to distribute income and gains.

As part of the Adviser Managed Strategy, substantially all of a Fund's assets will be periodically sold and repurchased at the direction of the Financial Adviser. Shareholders should be aware that such large

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redemptions and repurchases may result in the recognition of significant taxable income and gains to an affected Fund and, depending on the circumstances, may make it more difficult for such Fund to meet the qualification requirements as a regulated investment company under the Code. In addition, the implementation of the Adviser Managed Strategy may result in the greater realization of taxable income and gains to investors than may be the case in other mutual funds or with respect to other investment strategies.

Each Fund (or its administrative agent) must report to the IRS and furnish to shareholders the cost basis information for shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of its shares, each Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of its shares, each Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, each Fund will use the method that has been communicated to you. The cost basis method elected by shareholders (or the cost basis method applied by default) for each sale of a Fund's shares may not be changed after the settlement date of each such sale of a Fund's shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. The requirement to only report the gross proceeds from the sale of a Fund's shares continues to apply to all Fund shares acquired through December 31, 2011, and sold on and after that date. Shareholders also should carefully review the cost basis information provided to them by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

To the extent a Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of a Fund consists of foreign securities, such Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. A Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

A Fund may invest in REITs. REITs in which a Fund invests often do not provide complete and final tax information to the Funds until after the time that the Funds issue a tax reporting statement. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, a Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

The Tax Act treats "qualified REIT dividends" (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) as eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction).Pursuant to recently proposed regulations on which the Funds may rely, distributions by a

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Fund to its shareholders that are attributable to qualified REIT dividends received by the Fund and which the Fund properly reports as "section 199A dividends," are treated as "qualified REIT dividends" in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

Investors should consult the Financial Adviser regarding the tax consequences of participating in the Adviser Managed Strategy, including the expected frequency of exchanges among the Funds in the Adviser Managed Strategy. As stated above, exchanges among the Funds will be a taxable event to an investor unless the investor is investing in the Funds through a tax-deferred arrangement.

If you have a tax-advantaged retirement account, you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.

The Funds' SAI contains more information about taxes.

ADDITIONAL INFORMATION

The Trust enters into contractual arrangements with various parties (including, among others, the Funds' investment adviser, custodian, transfer agent, accountants and distributor) who provide services to the Funds. Shareholders are not parties to, or intended (or "third-party") beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or any right to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus and the SAI provide information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this prospectus, the SAI nor any document filed as an exhibit to the Trust's registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Funds and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly (and which may not be waived) by federal or state securities laws.

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FINANCIAL HIGHLIGHTS

The table that follows presents performance information about the Tactical Offensive Equity and Tactical Offensive Fixed Income Funds. This information is intended to help you understand each Fund's financial performance for the past five years. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

The information below has been derived from each Fund's financial statements, which have been audited by KPMG LLP, the Funds' independent registered public accounting firm. Its report, along with each Fund's financial statements, appears in the annual report. You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-DIAL-SEI.

FOR THE YEARS ENDED JULY 31,
FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS

	Net Asset Value, Beginning of Year	Net Investment Income(1)	Net Realized and Unrealized Gains/ (Losses) on Securities(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover
Tactical Offensive Equity Fund#
2019	$17.35	$0.26	$0.11 ^	$0.37	$(0.25)	$(1.83)	$(2.08)	$15.64	4.12%	$2,559,635	0.50%	0.50%	0.69%	1.58%	148%
2018	15.74	0.27	1.72	1.99	(0.26)	(0.12)	(0.38)	17.35	12.77	2,612,459	0.50	0.50	0.68	1.64	7
2017	13.59	0.24	2.04	2.28	(0.13)	—	(0.13)	15.74	16.87	2,268,322	0.50	0.50	0.69	1.68	8
2016	13.93	0.20	(0.28)	(0.08)	(0.15)	(0.11)	(0.26)	13.59	(0.42)	1,848,988	0.50	0.50	0.71	1.53	319
2015	14.43	0.20	0.63	0.83	(0.13)	(1.20)	(1.33)	13.93	6.18	1,682,732	0.59	0.59	0.78	1.44	64
Tactical Offensive Fixed Income Fund
2019	$9.99	$0.30	$0.48	$0.78	$(0.43)	$—	$(0.43)	$10.34	8.03%	$1,557,559	0.38%	0.38%	0.66%	2.95%	61%
2018	10.35	0.27	(0.34)	(0.07)	(0.29)	—	(0.29)	9.99	(0.71)	809,136	0.38	0.38	0.65	2.63	47
2017	10.59	0.26	(0.21)	0.05	(0.29)	—	(0.29)	10.35	0.51	1,323,854	0.38	0.38	0.66	2.52	48
2016	10.19	0.25	0.36	0.61	(0.21)	—	(0.21)	10.59	6.05	1,143,375	0.38	0.38	0.66	2.45	101
2015	10.25	0.22	(0.08)	0.14	(0.20)	—	(0.20)	10.19	1.40	977,138	0.43	0.43	0.68	2.11	257

# For the period December 18, 2018 through March 24, 2019, the Fund was not an active component of the Adviser Managed Strategy (see Note 1 in the Notes to Financial Statements).

† Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Effective October 1, 2014, the Funds' investment strategy was changed from "active" to "passive". The Funds' past performance is not necessarily indicative of how the Funds will perform in the future.

^ The amount shown for a share outstanding throughout the period does not accord with the aggregate net realized and unrealized losses for that period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

(1) Per share net investment income and net realized and unrealized gains/(losses) on securities calculated using average shares.

Amounts designated as "—" are $0 or have been rounded to $0.

Investment Adviser

SEI Investments Management Corporation
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Distributor

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

More information about the Funds is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated November 30, 2019 includes more detailed information about Adviser Managed Trust. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports list the Funds' holdings and contain information from the Funds' managers about strategies and market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone: Call 1-800-DIAL-SEI
By Mail: Write to the Funds at:
One Freedom Valley Drive
Oaks, Pennsylvania 19456

By Internet: The Funds do not have a website, but you can
obtain the SAI, Annual or Semi-Annual Report
by mail or telephone.

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about Adviser Managed Trust, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may request documents by mail from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Adviser Managed Trust's Investment Company Act registration number is 811-22480.

November 30, 2019, as amended through March 18, 2020

PROSPECTUS

Adviser Managed Trust

›  Tactical Offensive Equity Fund
(TCOEX)

›  Tactical Offensive Fixed Income Fund
(TCOFX)

SEI-F-160 (11/19)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not all Funds appearing in this prospectus are available for purchase in all states. You may purchase Fund shares only if they are registered in your state.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank.

Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure or contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-DIAL-SEI. Your election to receive reports in paper will apply to all funds held with the SEI Funds or your financial intermediary.